Supplement to the John Hancock Income Funds Prospectus
           dated May 1, 1998 for Intermediate Maturity Government Fund



On page 8, the "Portfolio Management" section has been changed for Intermediate Maturity Government Fund as follows:


Barry Evans, CFA, leads the fund's management team which also includes Dawn Baillie and Seth Robbins, CFA. Mr. Evans, senior vice president of the Adviser, joined John Hancock Funds in 1986 and has served on the fund's team since 1995. Ms. Baillie has been in the investment business since 1985 and has been with the fund since 1998. Mr. Robbins has been in the investment business since 1985 and has been with the fund since 1998.


June 24, 1998

INCPS  6/98